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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   June 28, 2005
                                                   ---------------

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware             001-13958                  13-3317783
-----------------------------  -----------------      --------------------------
(State or other jurisdiction     (Commission                (IRS Employer
        of incorporation)        File Number)              Identification No.)


          The Hartford Financial Services Group, Inc.
          Hartford Plaza
          Hartford, Connecticut                               06115-1900
          ------------------------------------------       -----------------
          (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:           (860) 547-5000
                                                          --------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01       Regulation FD Disclosure.

On June 23, 2005, The Hartford Financial Services Group, Inc. (the "Company") received a subpoena from the New York Attorney General's Office requesting information relating to purchases of the Company's variable annuity products, or exchanges of other products for the Company's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange.
The Company intends to cooperate fully with the New York Attorney General's Office in connection with the subpoena.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:  June 27, 2005               By:  /s/ Neal S. Wolin
                                       ----------------------------------------
                                        Name:   Neal S. Wolin
                                        Title:  Executive Vice President
                                                and General Counsel